UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2026

GOLD.COM, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36347	11-2464169
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1550 Scenic Avenue Suite 150
Costa Mesa, California		92626
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 455-4653

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GOLD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On September 14, 2026, the Audit Committee of the Board of Directors (the “Audit Committee”) of Gold.com, Inc. (the “Company”) dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered accounting firm, effective as of that date.

The reports of Grant Thornton on the Company’s financial statements for the fiscal years ended June 30, 2025 and 2026 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended June 30, 2025 and 2026 and the subsequent interim period through September 14, 2026, there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreements in connection with its reports.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Grant Thornton with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that Grant Thornton furnish it with a letter addressed to the Commission stating whether it agrees with the above statements in this Item 4.01(a). A copy of Grant Thornton’s letter, dated September 18, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of Independent Registered Public Accounting Firm

On September 14, 2026, the Audit Committee approved the engagement of KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027.

During the Company’s fiscal years ended June 30, 2025 and 2026 and the subsequent interim period through September 14, 2026, neither the Company nor anyone on its behalf consulted KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by KPMG to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
16.1	Letter of Grant Thornton LLP, dated September 18, 2026
99.1	Press Release issued by Gold.com, Inc., dated September 18, 2026.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD.COM, INC.

Date:	September 18, 2026	By:	/s/ Carol Meltzer
		Name: Title:	Carol Meltzer General Counsel and Secretary